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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No.'s 333-23237, 33-41327, 333-62157 and 333-71892).


/s/ Arthur Andersen LLP
-------------------------------------

Atlanta, GA
March 28, 2002